[PIONEER LOGO]


Pioneer
Cash Reserves
Fund

----------------------
ANNUAL REPORT 12/31/99
----------------------

 Table of Contents
-----------------------------------------------------


Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    4
Schedule of Investments                            6
Financial Statements                               8
Notes to Financial Statements                     14
Report of Independent Public Accountants          18
Trustees, Officers and Service Providers          19
Programs and Services for Pioneer Shareowners     20

Pioneer Cash Reserves Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 12/31/99
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

In an ever-changing investment environment, it can sometimes be difficult to be disciplined enough to adhere to your investment goals. We are bombarded every day with information and advice from a variety of sources. Magazine and newspaper headlines create a frenzy by shouting- "Top 10 stocks for the year 2000"-sending many investors scrambling to adjust their holdings so that they too can have a share in these winners. But as history often shows us, yesterday's winners are in no way tomorrow's sure thing.

How does an investor digest all of this information? We think it's best to take it with a grain of salt. No one can know with absolute certainty which stocks or bonds will have good performance from day to day. It is important to keep sight of your own investment goals and to stick to them. Jumping from one investment to another based upon the latest hot trend is unlikely to help you reach the financial goals for which you are aiming. A well reasoned investment plan will.

As in any other year, the first few months of this year are a practical time to take a step back to revisit your investment goals and make appropriate adjustments in your personal portfolio. Scheduling a review session with your financial professional is a good starting point. A professional acquainted with your individual circumstances can help you to distill information, examine your current strategy and make informed decisions that can effectively satisfy your long-term investment needs.

Among the key topics to cover with your advisor is your retirement-including the IRA options available to you. Now is the time to think about making a 1999 contribution to an IRA, if you haven't already. This year, you'll have until April 17 to make your prior-year IRA contribution because April 15 falls on a Saturday. And, to begin taking advantage of tax-deferred growth, you might want to get a head start on your year 2000 contribution.

I encourage you to read on to learn more about Pioneer Cash Reserves Fund. If you have questions, please contact your investment professional. Visit our web site at www.pioneerfunds.com for more information about your fund or Pioneer.

Respectfully,


/s/ James F. Cogan, Jr.
-----------------------

John F. Cogan, Jr.
Chairman and President

 Pioneer Cash Reserves Fund

--------------------------------------------------------------------------------
 PORTFOLIO SUMMARY 12/31/99
--------------------------------------------------------------------------------

 P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)


[PIE CHART PLOT POINTS]

Commercial Paper 78%

U.S. Government Agency
 Obligations 5%

Repurchase Agreement 17%

[END PLOT POINTS]


1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)

   1. General Electric Capital Corp., 6.04%, 1/27/00        5.43%
   2. Walt Disney Co., 5.88%, 1/25/00                       4.91
   3. Transamerica Finance Corp., 5.9%, 2/25/00             3.60
   4. Schering Corp., 6.1%, 1/25/00                         3.47
   5. Southern California Edison., 5.7%, 1/28/00            3.19
   6. National Rural Utilities Corp., 5.63%, 1/26/00        3.02
   7. AT&T Corp., 6.15%, 1/21/00                            3.00
   8. Citicorp, 5.82%, 2/4/00                               2.96
   9. Xerox Corp., 5.93%, 1/20/00                           2.92
  10. Ford Motor Credit Corp., 6.52%, 1/7/00                2.88

 Fund holdings will vary for other periods.

 Pioneer Cash Reserves Fund

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 12/31/99
--------------------------------------------------------------------------------

S h a r e   P r i c e s
--------------------------------------------------------------------------------

 Net Asset Value per Share       12/31/99       12/31/98
 Class A Shares                 $    1.00      $    1.00
 Class B Shares                      1.00           1.00
 Class C Shares                      1.00           1.00


D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Per Share                 Income          Short-Term        Long-Term
 (12/31/98 - 12/31/99)     Dividends       Capital Gains     Capital Gains
 Class A Shares            $ 0.042               -                 -
 Class B Shares              0.033               -                 -
 Class C Shares              0.033               -                 -


Y i e l d s
--------------------------------------------------------------------------------

 (Annualized)           7-Day    7-Day Effective*
 Class A Shares         3.77%    3.84%
 Class B Shares         2.89     2.93
 Class C Shares         2.54     2.57

*Assumes daily compounding of dividends.

Past performance does not guarantee future results. Investment returns will fluctuate, and there can be no guarantee the Fund will be able to maintain a stable net asset value of $1 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

 Pioneer Cash Reserves Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
--------------------------------------------------------------------------------

Pioneer Cash Reserves Fund's fiscal year ended on December 31, 1999. For the year the Fund provided current income and maintained a $1 share price. The Fund invests exclusively in high-quality money market instruments issued by the U.S. government, corporations and banks. All issues in the portfolio are given the highest rating by the two leading nationally recognized securities rating organizations, Standard & Poor's Investor Services (A1) and Moody's Investor Services (P1). (Ratings apply to underlying securities, not Fund shares.)

In the discussion below, your Fund's portfolio manager Sherman Russ talks about the investment environment and strategies that affected the Fund's performance over the year. Mr. Russ has been an investment professional for more than 20 years and is co-leader of Pioneer's fixed-income team.


Q: How did the Fund perform this year?

A: The 30-day effective yield on December 31 was 4.78%. We believe this was more representative of yields received by shareowners over the year than the seven-day effective yield, which was significantly lower. The seven-day effective yield for Class A shares was 3.84% on December 31, compared to 4.00% six months ago and 4.53% a year ago. For the year, the total return for the Fund's Class A shares was 4.23%, Class B shares 3.36% and Class C shares 3.34%, all at net asset value. In comparison, the average money market fund returned 4.49%, according to Lipper, Inc. (Lipper is an independent research firm that tracks mutual fund performance.)


Q: The Federal Reserve raised short-term interest rates three times in 1999.
   What effect did this have on Pioneer Cash Reserves Fund?

A: In order to prevent the economy from overheating, the Federal Reserve raised short-term interest rates three times over the year. In effect, these increases reversed the rate cuts engineered by the Fed in 1998, which were instituted in response to the global economic problems that encompassed many overseas markets.

Pioneer Cash Reserves Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Should the Federal Reserve decide to increase short-term rates again, and there are indications that this may be the case in the months ahead, your Fund stands to benefit because, as a rule, when interest rates rise, bond yields follow suit. The yield on your Fund should also increase in response to the higher rate levels available from short-term money market obligations.

   Pioneer Cash Reserves Fund holds fixed-income instruments that have short maturities, generally less than six months, which lends liquidity to the portfolio. The portfolio's average maturity must be 90 days or less. Keeping the average maturity short is beneficial because, when these short-term instruments reach maturity, we are able to take advantage of the rise in rates by replacing these holdings with instruments that offer higher yields.


Q: What strategies did you use in managing the Fund?

A: The Fund remained very conservative. One of its investment objectives is to provide income for shareowners so, as always, we sought money market instruments that we believe had the potential to provide attractive yields. Over the year, we adjusted the maturity of the Fund's securities to make the most of shifting interest rates. Typically, the portfolio's average maturity falls between 30 and 50 days. At the end of the year, the Fund's average maturity was 23 days, significantly shorter than the 42 days it was in June. This reflects our decision to keep the average maturity of the portfolio very short in order to take advantage of rising rates.


Q: What is your outlook going forward?

A: Even in light of three rate increases during the course of a year, the economy still continues its rapid growth. If economic activity does not begin to cool down, we would anticipate future rate hikes. Continuing to include shorter-maturity instruments in the portfolio, we believe, will present us with opportunities to take advantage of any future interest rate increases.

Pioneer Cash Reserves Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/99
--------------------------------------------------------------------------------

Principal
Amount                                                                     Value
                 INVESTMENT IN SECURITIES - 100.0%
                 Commercial Paper - 77.8%
$10,460,000      American Express Credit Corp., 6.2%, 1/13/00       $ 10,438,383
  7,725,000      American General Finance Corp., 5.94%, 2/14/00        7,668,917
  8,775,000      Associates First Capital Corp., 5.93%, 1/12/00        8,759,100
 11,235,000      AT&T Corp., 6.15%, 1/21/00                           11,196,614
  6,700,000      Bell Atlantic Corp., 5.67%, 1/20/00                   6,679,950
  9,120,000      Chevron Oil Finance Co., 6.0%, 2/10/00                9,059,200
 11,095,000      Citicorp, 5.82%, 2/4/00                              11,034,014
 10,754,000      Ford Motor Credit Corp., 6.52%, 1/7/00               10,742,314
 10,000,000      Gannett Co., 5.8%, 1/21/00                            9,967,778
 20,321,000      General Electric Capital Corp., 6.04%, 1/27/00       20,232,355
  7,736,000      General Motors Acceptance Corp., 5.9%, 2/11/00        7,684,018
  6,000,000      H.J. Heinz Co., 5.0%, 1/5/00                          5,996,667
 10,000,000      H.J. Heinz Co., 6.08%, 2/2/00                         9,945,956
 10,000,000      Hershey Foods Corp., 5.87%, 1/24/00                   9,962,497
  7,610,000      Household Finance Corp., 5.65%, 1/31/00               7,572,267
  8,944,000      JDC Corp., 5.82%, 1/14/00                             8,925,203
  5,065,000      Minnesota Mining Co., 5.95%, 3/30/00                  4,990,495
  5,965,000      Motorola Inc., 5.81%, 3/24/00                         5,885,097
 11,315,000      National Rural Utilities Corp., 5.63%, 1/26/00       11,270,761
  8,415,000      Paccar Financial Corp., 6.5%, 1/20/00                 8,386,132
  8,990,000      Pacific Gas & Electric Corp., 5.95, 2/9/00            8,932,052
 10,293,000      Procter & Gamble, 5.87%, 1/10/00                     10,277,895
  7,439,000      Prudential Funding Corp., 5.68%, 1/11/00              7,427,263
 13,000,000      Schering Corp., 6.1%, 1/25/00                        12,947,133
 11,935,000      Southern California Edison, 5.7%, 1/28/00            11,883,978
  9,675,000      Texaco Inc., 5.75%, 1/19/00                           9,647,184
 13,550,000      Transamerica Finance Corp., 5.9%, 2/25/00            13,427,862
 18,390,000      Walt Disney Co., 5.88%, 1/25/00                      18,317,911
 10,925,000      Xerox Corp., 5.93%, 1/20/00                          10,890,808
                                                                    ------------
                 Total Commercial Paper                             $290,149,804
                                                                    ------------
                 U.S. Government Agency Obligations - 5.4%
 10,000,000      Federal Farm Credit Bank, 5.56%, 1/18/00           $ 10,000,000
 10,000,000      Federal Farm Credit Bank, 5.3%, 2/1/00               10,000,000
                                                                    ------------
                 Total U.S. Government Agency Obligations           $ 20,000,000
                                                                    ------------

6     The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Principal
Amount                                                                         Value
                 Repurchase Agreement - 16.8%
$62,600,000      Credit Suisse First Boston Group, Inc., 3.0%, dated
                 12/31/99, repurchase price of $62,600,000 plus
                 accrued interest on 1/3/00, collateralized by
                 $62,249,000 U.S. Treasury Bonds, 6.375%,
                 8/15/02                                                $ 62,600,000
                                                                        ------------
                 Total Repurchase Agreement                             $ 62,600,000
                                                                        ------------
                 TOTAL INVESTMENT IN SECURITIES (a)                     $372,749,804
                                                                        ------------

(a) At December 31, 1999, the Fund had a net capital loss carryforward of $276,063 which will expire between 2002 and 2003 if not utilized.


The accompanying notes are an integral part of these financial statements.    7

Pioneer Cash Reserves Fund

--------------------------------------------------------------------------------
BALANCE SHEET 12/31/99
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $372,749,804)             $372,749,804
  Cash                                                           64,586
  Receivables -
   Fund shares sold                                           5,577,446
   Interest                                                     367,074
  Other                                                           8,136
                                                           ------------
    Total assets                                           $378,767,046
                                                           ------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                 $  7,017,700
   Dividends                                                     89,314
  Due to affiliates                                             258,511
  Accrued expenses                                              123,119
                                                           ------------
    Total liabilities                                      $  7,488,644
                                                           ------------

NET ASSETS:
  Fund shares                                              $371,554,465
  Accumulated net realized loss on investments                 (276,063)
                                                           ------------
    Total net assets                                       $371,278,402
                                                           ------------

NET ASSET VALUE PER SHARE:
 (Offering and redemption price; unlimited number of shares authorized)
   Class A (based on $287,126,269/287,402,305 shares)      $       1.00
                                                           ------------
   Class B (based on $67,184,331/67,184,355 shares)        $       1.00
                                                           ------------
   Class C (based on $16,967,802/16,967,805 shares)        $       1.00
                                                           ------------



8     The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/99

INVESTMENT INCOME:
  Interest                                                                  $17,988,212
                                                                            -----------

EXPENSES:
  Management fees                                          $1,392,778
  Transfer agent fees
   Class A                                                    812,617
   Class B                                                    139,321
   Class C                                                     57,759
  Distribution fees
   Class A                                                    339,354
   Class B                                                    537,953
   Class C                                                    283,780
  Administrative fees                                          71,630
  Custodian fees                                               66,879
  Registration fees                                           373,475
  Professional fees                                            45,430
  Printing                                                     32,869
  Fees and expenses of nonaffiliated trustees                  27,446
  Miscellaneous                                                 8,680
                                                           ----------
    Total expenses                                                          $ 4,189,971
    Less fees paid indirectly                                                  (162,863)
                                                                            -----------
    Net expenses                                                            $ 4,027,108
                                                                            -----------
     Net investment income                                                  $13,961,104
                                                                            -----------
  Net increase in net assets resulting from operations                      $13,961,104
                                                                            -----------


The accompanying notes are an integral part of these financial statements.    9

Pioneer Cash Reserves Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 12/31/99 and 12/31/98


                                                             Year Ended            Year Ended
FROM OPERATIONS:                                            12/31/99              12/31/98
Net investment income                                   $   13,961,104        $   12,894,041
                                                        ---------------       ---------------
  Net increase in net assets resulting from
    operations                                          $   13,961,104        $   12,894,041
                                                        ---------------       ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class A ($0.04 and $0.05 per share, respectively)     $  (11,160,344)       $  (10,879,125)
  Class B ($0.03 and $0.04 per share, respectively)         (1,818,635)           (1,418,785)
  Class C ($0.03 and $0.04 per share, respectively)           (982,125)             (596,131)
                                                        ---------------       ---------------
   Total distributions to shareholders                  $  (13,961,104)       $  (12,894,041)
                                                        ---------------       ---------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $2,578,744,476        $1,568,278,082
Reinvestment of distributions                               12,193,464            11,406,413
Cost of shares repurchased                              (2,527,931,874)       (1,520,467,534)
                                                        ---------------       ---------------
  Net increase in net assets resulting from
    fund share transactions                             $   63,006,066        $   59,216,961
                                                        ---------------       ---------------
  Net increase in net assets                            $   63,006,066        $   59,216,961
                                                        ---------------       ---------------
NET ASSETS:
Beginning of year                                          308,272,336           249,055,375
                                                        ---------------       ---------------
End of year                                             $  371,278,402        $  308,272,336
                                                        ---------------       ---------------


CLASS A                                                    '99 Amount             '98 Amount
Shares sold                                             $1,942,247,005         $1,158,431,336
Reinvestment of distributions                                9,841,272              9,745,095
Less shares repurchased                                 (1,915,279,542)        (1,126,900,165)
                                                        --------------         --------------
  Net increase                                          $   36,808,735         $   41,276,266
                                                        --------------         --------------
CLASS B
Shares sold                                             $  191,889,286         $  134,241,917
Reinvestment of distributions                                1,590,022              1,245,114
Less shares repurchased                                   (165,933,810)          (128,325,343)
                                                        --------------         --------------
  Net increase                                          $   27,545,498         $    7,161,688
                                                        --------------         --------------
CLASS C
Shares sold                                             $  444,608,185         $  275,604,829
Reinvestment of distributions                                  762,170                416,204
Less shares repurchased                                   (446,718,522)          (265,242,026)
                                                        --------------         --------------
  Net increase (decrease)                               $   (1,348,167)        $   10,779,007
                                                        --------------         --------------

10 The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------------------------------------------------------
                                                                 Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                  12/31/99     12/31/98     12/31/97     12/31/96     12/31/95
CLASS A
Net asset value, beginning of year                                $  1.00      $  1.00      $  1.00      $  1.00     $  1.00
                                                                  -------      -------      -------      -------     --------
Increase from investment operations:
 Net investment income                                            $  0.04      $  0.05      $  0.05      $  0.05     $  0.05
Distributions to shareholders:
 Net investment income                                               (0.04)       (0.05)       (0.05)       (0.05)      (0.05)
                                                                  --------     --------     --------     --------    --------
Net asset value, end of year                                      $  1.00      $  1.00      $  1.00      $  1.00     $  1.00
                                                                  --------     --------     --------     --------    --------
Total return*                                                         4.23%        4.84%        4.78%        4.65%       5.17%
Ratio of net expenses to average net assets+                          1.01%        0.88%        0.94%        0.91%       0.88%
Ratio of net investment income to average net assets+                 4.11%        4.61%        4.62%        4.50%       5.00%
Net assets, end of year (in thousands)                            $287,126     $250,318     $209,041     $189,346    $163,820
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         1.01%        0.88%        0.98%        1.05%       1.15%
 Net investment income                                                4.11%        4.61%        4.58%        4.36%       4.73%
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and  reduction for fees paid indirectly:
 Net expenses                                                         0.95%        0.77%        0.87%        0.85%       0.82%
 Net investment income                                                4.17%        4.72%        4.69%        4.56%       5.06%

*Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------------------------------------------------------

                                                             Year Ended   Year Ended   Year Ended   Year Ended    3/31/95 to
                                                              12/31/99     12/31/98     12/31/97     12/31/96      12/31/95
CLASS B
Net asset value, beginning of period                          $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                              ------       ------       ------       ------       ------
Increase from investment operations:
 Net investment income                                        $ 0.03       $ 0.04       $ 0.04       $ 0.04       $ 0.03
Distributions to shareholders:
 Net investment income                                          (0.03)       (0.04)       (0.04)       (0.04)        (0.03)
                                                              -------      -------      -------      -------      --------
Net asset value, end of period                                $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                              -------      -------      -------      -------      --------
Total return*                                                    3.36%        3.96%        3.89%        3.82%        3.28  %
Ratio of net expenses to average net assets+                     1.83%        1.67%        1.75%        1.75%         1.66%**
Ratio of net investment income to average net assets+            3.33%        3.79%        3.85%        3.66%         4.20%**
Net assets, end of period (in thousands)                      $67,184      $39,639      $32,477      $10,342      $  7,574
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                    1.83%        1.67%        1.78%        1.88%         1.86%**
 Net investment income                                           3.33%        3.79%        3.82%        3.53%         4.00%**
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid  indirectly:
 Net expenses                                                    1.80%        1.60%        1.70%        1.67%         1.61%**
 Net investment income                                           3.36%        3.86%        3.90%        3.74%         4.25%**

 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**Annualized.
 +Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------------------------------------------------------
                                                               Year Ended     Year Ended     Year Ended      1/31/96 to
                                                                12/31/99       12/31/98       12/31/97        12/31/97
CLASS C
Net asset value, beginning of period                            $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                                ------         ------         ------         ------
Increase from investment operations:
 Net investment income                                          $ 0.03         $ 0.04         $ 0.04         $ 0.03
Distributions to shareholders:
 Net investment income                                            (0.03)         (0.04)         (0.04)          (0.03)
                                                                -------        -------        -------        --------
Net asset value, end of period                                  $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                                -------        -------        -------        --------
Total return*                                                      3.34%          4.12%          3.96%          3.35  %
Ratio of net expenses to average net assets+                       1.76%          1.66%          1.79%           1.84%**
Ratio of net investment income to average net assets+              3.41%          3.79%          3.84%           3.61%**
Net assets, end of period (in thousands)                        $16,968        $18,316        $ 7,537        $    912
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                      1.76%          1.66%          1.81%           1.95%**
 Net investment income                                             3.41%          3.79%          3.82%           3.50%**
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly
 Net expenses                                                      1.72%          1.38%          1.62%           1.77%**
 Net investment income                                             3.45%          4.07%          4.01%           3.68%**

 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**Annualized.
 +Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/99
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Cash Reserves Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income, preservation of capital and liquidity.

The Fund offers three classes of shares--Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation
   Security transactions are recorded on trade date. Securities are valued at amortized cost, which approximates market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income is recorded on the accrual basis.


B. Federal Income Taxes
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

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  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


C. Fund Shares
   The Fund records sales and repurchases of its shares on trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.


D. Class Allocations
   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The


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Pioneer Cash Reserves Fund

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NOTES TO FINANCIAL STATEMENTS 12/31/99                             (continued)
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   Fund's investment adviser, Pioneer Investment Management, Inc. (PIM) is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement
PIM manages the Fund's portfolio and is a wholly owned subsidiary of The Pioneer Group, Inc. (PGI). Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1999, $125,251 was payable to PIM related to management fees, administrative fees and certain other services.



3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $42,762 in transfer agent fees payable to PSC at December 31, 1999.


4. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and an indirect subsidiary of PGI, a service fee of up to 0.15% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $90,498 in distribution fees payable to PFD at December 31, 1999.

In addition, redemptions of Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). Class B shares that are


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Pioneer Cash Reserves Fund

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redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 1999, CDSCs in the amount of $666,481 were paid to PFD.


5. Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1999, the Fund's expenses were reduced by $162,863 under such arrangements.



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Pioneer Cash Reserves Fund

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REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
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To the Shareowners and the Board of Trustees of Pioneer Cash Reserves Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Cash Reserves Fund as of December 31, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Cash Reserves Fund as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 4, 2000




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Pioneer Cash Reserves Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  Sherman B. Russ, Vice President
John W. Kendrick                      Eric W. Reckard, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop



Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

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PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
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Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.


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Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)


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HOW TO CONTACT PIONEER
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We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.


[PIONEER LOGO]


 Pioneer Investment Management, Inc.
 60 State Street                                                    7313-00-0200
 Boston, Massachusetts 02109                  (C)Pioneer Funds Distributor, Inc.
 www.pioneerfunds.com                   [recycle logo] Printed on Recycled Paper